Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[*****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDED AND RESTATED TRANSACTION CONFIRMATION

Date: June 10, 2022
Contract: 27853
Confirmation Number: 16471870

(A)The parties hereto entered into a Transaction Confirmation dated August 2, 2021 pursuant to which, among other things, Seller agreed to sell biogas with green attributes associated therewith to Buyer (“Original Transaction Confirmation”);

(B)The parties hereto wish to make certain amendments to the Original Transaction Confirmation by way of an amendment and restatement of the Original Transaction Confirmation reflecting such amendments;

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties agree as follows:

This First Amended and Restated Transaction Confirmation (“this Transaction Confirmation”) is subject to the Base Contract for Sale and Purchase of Natural Gas, including the Special Provisions and Biogas Addendum thereto (the “Base Contract”), by and between Buyer and Seller and dated July 22, 2021. The terms of this Transaction Confirmation are binding. Capitalized terms not otherwise defined in this Transaction Confirmation shall have the meaning given in the Base Contract or the Biogas Addendum. For purposes of this Transaction Confirmation, “Gas” as used in the Base Contract shall also include Biogas.

BUYER:
BP Canada Energy Marketing Corp.
30 S Wacker
Chicago, IL 60606

Attn: John Armstrong Phone: 801-939-9159

Base Contract No.: 27853
Transporter:      Transporter Contract Number:

BUYER’S AFFILIATE:
BP Products North America Inc. 30 S. Wacker Drive, Suite 900
Chicago, IL 60606

Attn: GOA Legal
Email: GOALegalNotices@bp.com
SELLER: Gevo NW Iowa RNG, LLC 345 Inverness Drive South, Building C Suite 310 Englewood, CO 80112 Attn: Tim Cesarek Phone: 832-314-5677 Base Contract No. Transporter: Transporter Contract Number:

I.Commercial Terms

1.Contract Price

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(a)The Contract Price is equal to the sum of the Biogas Value, plus the RIN Value, plus the LCFS Value. The Contract Price is payment for the Biogas and the Seller’s proportion of RINs and the Seller’s proportion of LCFS Credits (if any were generated from the Biogas hereunder) generated from the sale of the Biogas sold hereunder to Buyer and ultimately sold to a Vehicle Fuel Producer by Buyer or Buyer’s Affiliate.

In the event that any RINs generated from the Biogas are not Q-RIN, then a [*****] discount (“Non-QAP Discount”) shall be applied to the RIN Price applicable to such RINs.

(b)Biogas Value.
(i)The “Biogas Value” is the product of the Biogas Price on any Day that Biogas is delivered to Buyer multiplied by the portion of the Biogas Quantity delivered on such Day, measured in MMBtus. The Biogas Value is paid by the Buyer.

(ii)The “Biogas Price” means [*****].

(a)RIN Value.

(iii)The “RIN Value” shall be paid by Buyer’s Affiliate and is calculated by multiplying the RIN Price (including any Non-QAP Discount, if applicable) by the RIN Quantity.

(iv)The “RIN Price” shall be determined as follows:

(1)If the [*****] has been Validated (as defined in clause (3) below), then the RIN Price shall be the average of the [*****] for the applicable Month of Biogas delivery.

(2)If the [*****] has not been Validated, then the RIN Price shall be the volume-weighted average cash price realized by Buyer’s Affiliate from the sale of its Portfolio D3 RINs within the applicable Month of Biogas delivery and Buyer’s Affiliate shall use commercially reasonable efforts to maximize the value of the D3 cellulosic RINs by selling such RINs to an unaffiliated third party or by purchasing such RINs directly from the Seller. If Buyer does not sell all of the RINs, then the RIN Price for the unsold portion shall be the greater of:

(A)[*****] of the average [*****] (non-Validated) for the applicable Month of Biogas delivery, and

(B)the average [*****] for the applicable Month of Biogas delivery (non- Validated).

(1)Validation. With respect to an applicable Month of Biogas delivery, the [*****] shall be considered validated (“Validated”) for the current-year vintage RIN if the D3 cellulosic RIN has traded, as supported by a published [*****], for any ten (10) Business Days in the twenty (20) consecutive Business Day period that immediately precedes the Advance Notice Deadline applicable to such month. Once the [*****] has been Validated, it shall remain Validated for the RINs generated in the then-current vintage year for a three-month period, starting with the month following Validation (See Exhibit B for an example).

(2)RIN Market and Trades. For the avoidance of doubt, Seller acknowledges and agrees that (i) the market for RINs may lack liquidity, (ii) Buyer’s Affiliate shall at all times retain control over the evaluation of potential sales of RINs and the ultimate sale of RINs into the market, and (iii) Seller shall have no right to participate in or direct the sales of RINs.

(3)Seller Election to Generate and Retain RINs In-Kind. In lieu of receiving the RIN Value as a financial element in the Contract Price, Seller may elect by the Advanced Notice Deadline to retain one hundred percent (100%) of its RINs in-kind for each Biogas delivery Month. If Seller makes such election, then Seller must retain its entire [*****] share of RINs for Biogas allocated to Vehicle Fuel Producer(s) and shall establish and manage its EMTS Account required for such RINs. Seller shall not have the right to present any RINs that it retains in-kind to Buyer for monetization at will. Any arrangement in which Buyer monetizes such RINs for Seller shall be a separate negotiated transaction that is not included under this Transaction Confirmation.

(c)LCFS Value.

(v)The “LCFS Value” shall be paid by Buyer’s Affiliate and is calculated by summing all the LCFS Monthly Values for the Calendar Quarter in which Biogas was delivered to the Buyer (each such Month, a “Delivery Month”).

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(vi)The “LCFS Monthly Value” is calculated by multiplying the average LCFS Price for the Delivery Month by the LCFS Quantity for the Delivery Month.
(vii)The “LCFS Price” for the applicable Month means (i) for Biogas delivered to California, the [*****], and/or (ii) for Biogas delivered to Oregon, the [*****] (if the [*****] is not published, then the [*****]).

(viii)Seller Election to Generate and Retain LCFS Credits In-Kind. In lieu of receiving the LCFS Value as a financial element in the Contract Price, Seller may elect by the Advanced Notice Deadline to retain one hundred percent (100%) of its LCFS Credits in-kind for each Biogas delivery Month. If Seller makes such election, then Seller must retain its entire share of LCFS Credits for Biogas allocated to Vehicle Fuel Producer(s) inside the state of California and shall establish and manage its LRT Account required for such LCFS Credits. Seller shall not have the right to present any LCFS Credits that it retains in-kind to Buyer for monetization at will. Any arrangement in which Buyer monetizes such LCFS Credits for Seller shall be a separate negotiated transaction that is not included under this Transaction Confirmation.

(ix)CARB CI Review. In respect of any Biogas for which the LCFS Value is payable hereunder, the Parties acknowledge that CARB may conduct a review to compare CARB’s temporary, provision or certified carbon intensity of the Biogas (“Pre-Approved CI”) against the actual carbon intensity (“Actual CI”), which could result in a finding by CARB that the Actual CI for CARB’s review period (“Review Period”) is worse than the Pre-Approved CI, in which case Buyer or Buyer’s Affiliate could be responsible, directly or indirectly, to retire LCFS Credits issued on the basis of the Pre-Approved CI. Accordingly, despite any provision to the contrary herein, the LCFS Value payable shall be calculated based on the lower of: (a) the number of LCFS Credits generated and transferred to Buyer’s Affiliate’s account using the Pre-Approved CI during the applicable Calendar Quarter; and (b) the number of LCFS Credits the Biogas would be eligible to generate using the carbon intensity as estimated by the consultant of Buyer or Buyer’s Affiliate during the applicable Calendar Quarter. Seller shall cooperate with Buyer’s Affiliate and provide all data and information to assist with the estimation of the carbon intensity by such consultant.

Once CARB has determined the Actual CI, Buyer’s Affiliate shall calculate the Seller’s portion of the number of LCFS Credits associated with the Biogas purchased during the Review Period that would have been eligible to be generated based on the Actual CI (“Actual LCFS Quantity”) and: (a) if the Actual LCFS Quantity is lower than Seller’s portion of the number of LCFS Credits determined for the Review Period under the paragraph above (“Paid LCFS Quantity”), then Buyer or Buyer’s Affiliate shall have the right to the difference between the Actual LCFS Quantity and the Paid LCFS Quantity, then multiplied by the True- Up Price (“True-Up Value”). At Buyer’s option, the True-Up Value will be (i) netted against any future payables to the Seller or (ii) paid by Seller to Buyer or Buyer’s Affiliate within five (5) Business Days after receipt of invoice for same; and (b) if the Actual LCFS Quantity is greater than the Paid LCFS Quantity, then Buyer or Buyer’s Affiliate shall pay Seller the True-Up Value within five (5) Business Days after receipt of invoice for same. “True-Up Price” means the average of the daily midpoints of the LCFS Credit daily prices published by [*****] (or any successor thereto) for the twenty (20) Business Days following Buyer’s Affiliate receipt of notice from CARB of the Actual CI

2.Delivery Period:

(d)Biogas Daily Delivery (the “Delivery Period”)

Begin Date:    Later of COD or January 1, 2022
End Date:    The last day of the 120th Month following Begin Date

(e)RIN Monthly Delivery - One Month after the Biogas delivery Month

(f)LCFS Quarterly Delivery - One Calendar Quarter after the Calendar Quarter in which Biogas was delivered.

3.Contract Quantity and Performance Obligation:

(g)Biogas Quantity

(x)On each Day of the Delivery Period, Seller shall sell and deliver, and Buyer shall purchase and receive, at the Delivery Point on a Firm basis, one hundred percent (100%) of the Biogas produced by Seller at the facility, but no more than [*****] MMBtu/Day (“Maximum Daily Quantity”), determined as an average daily amount calculated on a delivery Month basis, subject to the following:

(1)From the start of the second Contract Year, Seller shall have a Firm obligation to deliver no less than [*****] MMBtu/Day (“Minimum Daily Quantity”), determined as an average daily amount

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calculated on a delivery Month basis. If Seller fails to deliver the Minimum Daily Quantity in any Month, Seller shall deliver the shortfall of the Minimum Daily Quantity within the following three Months. If Seller fails to deliver the shortfall within such period, then Seller shall pay Buyer an amount equal to Buyer’s share of the RINs and LCFS Credits reflected in the Contract Price for the Month in which the shortfall occurred, and

(2)In respect of the delivery Month of May 2025 and every Month thereafter, as long as Seller meets its Minimum Daily Quantity delivery obligation, Seller may elect to retain either the Biogas (for the avoidance of doubt, inclusive of the Green Attributes associated therewith) or only the Green Attributes associated with the Biogas PROVIDED THAT Seller provides written notice of such election prior to the seventh (7th) last Business Day in the calendar month prior to the relevant Month.

(h)RIN Quantity

The “RIN Quantity” shall be [*****] of the RINs generated from the Biogas Quantity delivered to a VFP, provided that if a Downstream Distressed Event occurs, the RIN Quantity in respect of Biogas Quantities affected by such Downstream Distressed Event and sold pursuant to another Vehicle Fuel Producer Biogas Contract shall be [*****] and, provided, further, (i) Buyer shall use commercially reasonable efforts to minimize the amount of such Biogas Quantities that are sold pursuant to another Vehicle Fuel Producer Biogas Contract and (ii) in no event shall the amount of such Biogas Quantities that are subject to the lower RIN Quantity of [*****] exceed the proportion that (A) the total amount of Biogas Quantity sold to Buyer by Seller that is subject to such Downstream Distressed Event bears to (B) the total amount of Biogas purchased by Buyer from all suppliers (including Seller) during such Downstream Distressed Event. The conversion factor for determining the quantity of RINs generated for the quantity of Biogas delivered is [*****] RINs for every 1 MMBtu of Biogas ([*****] RINs/1MMBtu), or as otherwise specified by the EPA.

(i)LCFS Quantity

The “LCFS Quantity” shall be [*****] of the LCFS Credits generated from the Biogas Quantity delivered to a VFP in California or Oregon based on a weighted average Carbon Intensity of [*****], provided that if a Downstream Distressed Event occurs, the LCFS Quantity in respect of Biogas Quantities affected by such Downstream Distressed Event and sold pursuant to another Vehicle Fuel Producer Biogas Contract shall be [*****] and, provided, further, (i) Buyer shall use commercially reasonable efforts to minimize the amount of such Biogas Quantities that are sold pursuant to another Vehicle Fuel Producer Biogas Contract and (ii) in no event shall the amount of such Biogas Quantities that are subject to the lower LCFS Quantity of [*****] exceed the proportion that (A) the total amount of Biogas Quantity sold to Buyer by Seller that is subject to such Downstream Distressed Event bears to (B) the total amount of Biogas purchased by Buyer from all suppliers (including Seller) during such Downstream Distressed Event. In the event the actual weighted average carbon intensity of the Biogas is not [*****], the LCFS Quantity shall be adjusted by [*****] for every carbon intensity increase or decrease of [*****]. For example, if the actual carbon intensity is [*****], then the LCFS Quantity shall be adjusted to [*****]. If the actual carbon intensity is [*****], then the LCFS Quantity shall be adjusted to [*****].

(j)Throughout the Delivery Period, Seller shall have an obligation to certify on a periodic schedule as required (i) by the EPA, that the Biogas quantities delivered to Buyer qualify for the creation of RINs under the EPA RFS when used as a Vehicle Fuel and (ii) by the LCFS, that the Biogas quantities delivered to Buyer qualify for the creation of LCFS Credits under the LCFS when used as a Vehicle Fuel.

(k)Throughout the Delivery Period, Buyer shall have an obligation to sell and deliver Biogas purchased under this Transaction Confirmation to a VFP using an EPA-approved pathway that converts all of such Biogas to a Vehicle Fuel in the Biogas delivery Month, all in accordance with the EPA RFS and, if applicable, the LCFS, up to the Biogas Quantity. As needed, Buyer may update the list of VFP in Exhibit A by sending Seller a notification via email. In such event, Seller shall update the VFP registrations with the respective Green Attribute Regulator(s), and Buyer shall assist Seller with such registration.

(l)For purposes of this Transaction Confirmation, a “Downstream Distressed Event” has occurred when (i) a Vehicle Fuel Producer is in default under a Vehicle Fuel Producer Biogas Contract due to the bankruptcy or other insolvency event of the Vehicle Fuel Producer and (A) such contract terminates based solely on such default and (B) Buyer has no other Vehicle Fuel Producer Biogas Contract pursuant to which it can deliver the affected Biogas and (ii) Buyer cannot enter into a replacement contract on similar or better terms than the terminated Vehicle Fuel Producer Biogas Contract.

4.Delivery Point:

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The Delivery Point shall be [*****]

II.Special Conditions

1.Definitions.

“Biogas Price” has the meaning set forth in the Contract Price section above. “Buyer’s Affiliate” means BP Products North America Inc.
“COD” or “Commercial Operation Date” shall mean the date that Seller confirms that the facility is completed such that it is capable of producing Biogas and injecting it into a Commercial Distribution System.

“LCFS Price” has the meaning set forth in in Section I.1.(d)(ii) above.

“Non-QAP Discount” has the meaning set forth in the Contract Price section above.

“Portfolio D3 RINs” means the D3 RINs in Buyer’s Affiliate’s trading portfolio, other than those excluded in accordance with the next sentence. Buyer’s Affiliate may exclude D3 RINs where they may, in Buyer’s Affiliate’s good faith opinion, have unrepresentative prices, including: (i) D3 RINs where Buyer’s Affiliate acts as marketing agent for a seller who has the right to designate the purchasers; or (ii) RINs for which there are good faith invalidity concerns or other reasons to deem their prices unrepresentative.

“PTD” means a product transfer document, as set forth in the applicable Green Attribute Program.

“Q-RIN” means a RIN verified by a registered independent third-party auditor using a QAP that has been approved under 40 C.F.R. § 80.1469(c) following the audit process described in 40 C.F.R. § 80.1472.

“Quality Assurance Plan” or “QAP” means the list of elements that an independent third-party auditor will check to verify that the RINs generated by a renewable fuel producer or importer are valid pursuant to § 40 C.F.R. 80.1469.

“RIN Price” has the meaning set forth in Section I.1.(c)(ii) above. “Validated” has the meaning set forth in Section I.1.(c)(ii)(3) above.
“Vehicle Fuel Producer” or “VFP” means a Vehicle Fuel Producer identified on Exhibit A.

2.Representations by Both Parties. Each of the parties to this Transaction Confirmation represents and warrants that, as of the date of this Transaction Confirmation specified above:

(a)It has full and complete authority to enter into and perform this Transaction Confirmation;

(b)The person who executes this Transaction Confirmation on its behalf has full and complete authority to do so and is empowered to bind it thereby; and

(c)It is not insolvent and has not sought protection from its creditors under the United States Bankruptcy Code, or under any similar laws.

3.Buyer Representations. Buyer and Buyer’s Affiliate represent and warrant to Seller as of the execution date of this Transaction Confirmation that and on each Day during the Delivery Period that:

(a)The VFPs have entered into Biogas Contracts with Buyer;

(b)Neither Buyer nor Buyer’s Affiliate has taken any action that would invalidate Green Attributes that would otherwise be valid and in material compliance with all applicable laws and regulations;

(c)The Biogas delivered to Buyer will be used as Vehicle Fuel to the extent possible;

(d)The Biogas delivered to Buyer will be delivered to a Vehicle Fuel Producer in California for the subsequent generation of RINs and LCFS Credits throughout the Delivery Period as long as such programs exist, subject to the provisions of the Base Contract, Biogas Addendum, and this Transaction Confirmation that excuse Buyer’s performance hereunder (including, for the avoidance of doubt, Seller Force Majeure Events or Buyer Force Majeure Events, Regulatory Cessation, Regulatory Events, or an Illegality). Any failure by Buyer to satisfy the above warranty shall not be an

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Event of Default hereunder and the sole and exclusive remedy available to Seller in the event of such failure is the payment by Buyer of the RIN Value or LCFS Value, as applicable, that would have otherwise been generated had Buyer satisfied the warranty stated in this Section II.3(c); and

(e)As of the execution date hereof, Buyer’s VFPs meet the eligibility standards for registration under the applicable Green Attribute Program, including the EPA RFS, and, in the case of VFPs in California, under LCFS.

4.Seller Representations. Seller represents and warrants to Buyer and Buyer’s Affiliate as of the execution date of the Transaction Confirmation and on each Day during the Delivery Period that:

(a)The Biogas Supply Source meets the eligibility standards for Registration of the Green Attributes Program, including under the EPA RFS;

(b)Seller shall not sell, trade, remarket, give away, claim, or otherwise sell separately the Green Attributes from the Biogas supply source; and

(c)the Biogas delivered to Buyer shall have been processed to meet applicable pipeline quality specifications and injected into a Commercial Distribution System connected to the Delivery Points in accordance with the requirements of the applicable Green Attribute Program, including EPA RFS or LCFS.

5.Vehicle Fuel Producers. VFPs are those listed on Exhibit A. In the event that Buyer needs to sell Biogas purchased under this Transaction Confirmation to other VFPs not cited in Exhibit A in order to meet its purchase obligations under this Transaction Confirmation, Buyer shall send an updated Exhibit A to Seller listing the additional VFPs, which may be sent by email. Within seven (7) Business Days of acceptance, Seller shall update the VFP registrations with the respective Green Attribute Regulator(s).

6.Credit Support. For purposes of this Transaction Confirmation, Seller shall have no obligation to provide credit support or security in support of its obligations hereunder. Buyer shall provide a parent company guaranty in favor of Gevo in support of its obligations hereunder.

7.Third Party Verification Support Requirement. Buyer may terminate this Transaction Confirmation if Seller, not later than thirty (30) Days following the date of this Transaction Confirmation specified above, does not execute a contract to work with Weaver or EcoEngineers to provide all necessary information required for registration with the EPA under the EPA RFS with regard to Q-RINs for RIN generation and allocation or if Seller terminates such contract with Weaver or EcoEngineers during the Delivery Period. If the Seller opts to generate RINs before receiving Q-RIN status, or if Seller failed to receive Q-RIN status or terminates the contract with Weaver or EcoEngineers (or some other service provider acceptable to Buyer in its sole discretion), then the Non-QAP Discount shall be applied to the RIN Price until such time as the Seller receives Q-RIN status.

8.EPA and CARB Registration Cost.

(f)Renewable Fuel Standard Registration Cost. Seller and Buyer’s Affiliate will share equally all initial costs associated with Registration of the production facilities and fuel pathways in line with EPA requirements to provide RINs and for registration under the QAP. Seller will cooperate with Buyer’s Affiliate and provide all necessary information required to complete registration. Seller shall be responsible for any ongoing reporting and costs associated with integrity and compliance of the pathway, including QAP costs in Special Condition 7 above (Third Party Verification Support Requirement).

(g)Low Carbon Fuel Standard Registration Cost. Buyer’s Affiliate will pay all initial costs associated with registration of the production facilities and fuel pathways in line with CARB requirements to generate LCFS Credits. Seller will cooperate with Buyer’s Affiliate and provide all necessary information required to complete registration. Seller shall be responsible for any ongoing reporting and costs associated with integrity and compliance of the pathway.

9.Alternate Green Attribute Programs. Notwithstanding Section 3.6 of the Base Contract, if the Biogas, Green Attributes, RINs or LCFS Credits become eligible under another Green Attribute Program, Buyer shall have the option, exercisable at its sole discretion, to redirect the Biogas, Green Attributes, RINs or LCFS Credits to such program for the remainder of the Delivery Period.

If such option is exercised by Buyer, then:

(d)Any additional value (net of costs incurred as a result of redirection, including costs associated with Sections 9(b) and
(c) below) achieved over the Contract Price as a result of the redirection to an alternative Green Attribute Program shall be shared equally between Buyer and Seller.

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(e)Seller shall comply with all reasonable requests from Buyer or Buyer’s Affiliate to complete regulatory documentation necessary for such redirection, which includes, but is not limited to, any affidavits, reporting or attestations, and any other documentation required to certify that production and the transportation of the Biogas from its point of production to the Delivery Point is compliant with the transportation routing or pathing requirements of the Green Attribute Program; and

(f)Seller shall comply on an ongoing basis with all requirements of such Green Attribute Program, including completion of any regulatory documentation, which includes, but is not limited to, any affidavits, reporting or attestations, and any other documentation required to certify that production and the transportation of the Biogas from its point of production to the Delivery Point is compliant with the transportation routing or pathing requirements of the Green Attribute Program, provided that the foregoing shall not require Seller to incur any capital expenditures.

10.CARB LCFS Regulated Entity Status. Pursuant to Section 95483 of the California LCFS, Seller hereby transfers to Buyer, and Buyer hereby accepts from Seller, the LCFS compliance obligation as the regulated entity with respect to all Biogas sold by Seller to Buyer; provided that, in the event the Biogas sold and delivered to Buyer is not in compliance with all pathway requirements of the California LCFS, including the certified CI, as it relates to the Biogas production process, Seller shall remain the regulated entity with respect to such Biogas and indemnify Buyer for any and all claims, fines or penalties that Buyer may incur as a result of such Biogas being non-compliant, to the extent that the non-compliance of such Biogas is not as a result of the actions or inactions of Buyer nor Buyer’s Affiliate. In addition, in order to make such transfer effective as required under Section 95483 of the California LCFS, Seller shall provide Buyer with a PTD which shall prominently states: (i) the volume and average CI of the transferred fuel; and (ii) that Buyer is the regulated entity for the acquired fuel and, accordingly, is responsible for meeting the requirements of the California LCFS with respect to the fuel.

11.Storage Cost. Buyer and Seller shall share equally in any and all storage costs incurred by either Party during: (i) the period beginning on the date that the facility achieves COD and the date that the EPA approves the applicable RFS pathway and (ii) the period of time during any Downstream Distressed Event, it being understood and agreed that the purpose of such storage is to preserve any Green Attributes during such period.

12.Regulatory Cessation. Upon the occurrence of a Regulatory Cessation, then Buyer and Seller shall work together in good faith to deliver the Biogas and Green Attributes into another market with the goal that it will be delivered into the highest value market that is commercially practicable. For the purposes of this Transaction Confirmation, the term “Regulatory Cessation” shall mean any of the following: [*****]. If Buyer and Seller are unable to agree on the renegotiated Delivery Period or Contract Price within sixty (60) days from the date that a Party initiated such renegotiation, then either Party shall have the right to terminate this Transaction Confirmation and no Party shall have any further right or obligation hereunder (except for such rights or obligations that arose prior to the date of such Regulatory Cessation). For the avoidance of doubt, [*****]. Any termination under this Section 12 shall be conducted as though the Parties had selected “Early Termination Damages Do Not Apply” under Section 10.3 of the Base Contract.

13.Termination Rights.

(h)In the event that Seller does not produce and deliver Biogas to Buyer from facility by December 31, 2022, either party shall have the right to terminate this Transaction Confirmation upon at least thirty (30) days’ prior written notice to the other party.

(i)If within thirty-six (36) Months of the date hereof Seller elects to refinance those certain Solid Waste Facility Revenue Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Project), Series 2021 (Green Bonds), issued by the Iowa Finance Authority on April 15, 2021 and the inclusion of Section 3.5 (Regulatory Event) of the Special Provisions to the Contract prevents Seller from obtaining such refinancing, then Seller will notify Buyer. If after thirty (30) Days from receipt of such notice Buyer, Buyer’s Affiliate and Seller are not able to reform Section 3.5 of the Special Provisions in such a way as to allow Seller to obtain its refinancing, Seller may terminate this Transaction Confirmation on written notice to Buyer.

Any such termination under this Section 13 shall be conducted as though the parties had selected “Early Termination Damages Do Not Apply” under Section 10.3 of the Base Contract.

[Signature Page Follows]

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Please confirm the foregoing correctly sets forth the terms of our agreement with respect to this transaction by signing in the space provided below and returning a copy of the executed Transaction Confirmation by faxing it to (281) 227-8470.

BP Canada Energy Marketing Corp.

By: /s/ John Armstrong
Name: John Armstrong
Title: Attorney-in-Fact Date: June 10, 2022

BP Products North America Inc.

By: /s/ Sean Reavis
Name: Sean Reavis
Title: Attorney-in-Fact Date: June 10, 2022
Gevo NW Iowa RNG, LLC By: /s/ Timothy Cesarek Name: Timothy Cesarek Title: Chief Commercial Officer Date: 06/10/22

[Biogas Transaction Confirmation]

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Exhibit A Vehicle Fuel Producers

Vehicle Fuel Producers:	Location:
[*****]	[*****]

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Exhibit B
Validation Example

The following example is intended to explain how the RIN Price is Validated, as described in Section 1.(c)(ii)(3) of the Contract Price section.

Biogas Delivery	Vintage	Vintage 2017			Vintage 2016	Vintage 2017
Month	2016 D3	D3 RINs	[*****]	[*****]	D3 RIN	D3 RIN
	RINs	# of Trades	for Vintage 2016	for Vintage 2017	BP Sale	BP Sale Vol/Price
	# of				Volume/Price
Trades
June 2016	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
July 2016	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
August 2016	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
September 2016	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
October 2016	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
November 2016	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
December 2016	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
January 2017	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
February 2017	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
March 2017	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
April 2017		[*****]		[*****]
May 2017		[*****]		[*****]

1)For the September 2016 Biogas delivery Month, [*****] D3 RINs were generated.

a)Validation was not achieved in any of the three Months prior because there were only 8 days of trading as opposed to the required 10 Days. Therefore, to price the September 2016 RINs, you must follow Section 1(c)(ii)(2) of the Contract Price section.

b)The 2nd price tier would value[*****] D3 RINs at the actual sold price of $[*****] per RIN.

c)The remaining [*****] D3 RINs would be priced at the greater of [*****] of the [*****] ([*****] per RIN) and the [*****] (which for the sake of this example will be $[*****]/RIN). So, the [*****] D3 RINs are priced at $[*****].

d)Thus, on a weighted-average basis, the RIN Price for September 2016 is $[*****] per RIN.

2)For the Months of October 2016, November 2016, and December 2016, the [*****] has been Validated based on the fact that there were 12 trades during the 20 Business Days prior to the Advance Notice Deadline. Therefore, the price of 2016 D3 RINs for October, would be $[*****], for November would be $[*****] and for December would be $[*****].

3)For January 2017 Biogas delivery Month, [*****] D3 RINS were generated.

a)The price needs to be Validated for 2017 RINs. Validation was not achieved in any of the three Months prior to January because there were only 5 days of trading as opposed to the required 10 Days. The 10 trading days for vintage 2016 do not validate a vintage 2017 [*****]. Therefore, to price the January 2017 RINs, you must follow Section 1(c)(ii) of the Contract Price section.

b)The RIN price would be $[*****] based on BP’s actual sales of vintage 2017 RINs during the Month of January 2017.

4)For February 2017 Biogas delivery Month, [*****] D3 RINs were generated.

e)Validation was not achieved in any of the three Months prior to February because the month with the most trades was still below the required 10 Days. Therefore, to price the February 2017 RINs, you must follow Section 1(c)(ii) of the Contract Price section.

f)The RIN price would be $[*****] based on BP’s actual sales of vintage 2017 RINs during the Month of February 2017.

Confidential

5)For the months of March 2017, April, 2017 and May 2017, the [*****] has been Validated based on the fact that there were 10 trades during the 20 Business Days prior to the Advance Notice Deadline. Therefore, the price of 2017 D3 RINs for March, would be $[*****], for April would be $[*****], and for May would be $[*****].

Confidential